Exhibit q

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Elliott J. Berv
-----------------------------
ELLIOT J. BERV

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Mark T. Finn
-----------------------------
MARK T. FINN

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Walter E. Robb, III
-----------------------------
WALTER E. ROBB, III

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Donald M. Carlton
-----------------------------
DONALD M. CARLTON

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




A. Benton Cocanougher
-----------------------------
A. BENTON COCANOUGHER

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Stephen Randolph Gross
-----------------------------
STEPHEN RANDOLPH GROSS

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Alan G. Merten
-----------------------------
ALAN G. MERTEN

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




R. Richardson Pettit
-----------------------------
R. RICHARDSON PETTIT

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Riley C. Gilley
-----------------------------
RILEY C. GILLEY

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 18th day of May, 2001.




Diana R. Harrington
-----------------------------
DIANA R. HARRINGTON

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 18th day of May, 2001.




Susan B. Kerley
-----------------------------
SUSAN B. KERLEY

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




Heath B. McLendon
-----------------------------
HEATH B. MCLENDON

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




C. Oscar Morong, Jr.
-----------------------------
C. OSCAR MORONG, JR.

INSTITUTIONAL PORTFOLIO

The undersigned hereby constitutes and appoints Heath B. McLendon, Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, Lewis E. Daidone and Irving David, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities a notification of registration on Form N-8A and Registration Statement on Form N-1A, and any and all amendments thereto, filed by Institutional Portfolio (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and under the Investment Company Act of 1940, as amended, and any and all other instruments, documents and forms which such attorneys and agents, or any of them, deem necessary or advisable under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 18th day of May, 2001.




E. Kirby Warren
-----------------------------
E. KIRBY WARREN